UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

Please see the disclosure set forth under Item 1.03 below, which disclosure is hereby incorporated into this Item 1.01 by reference.

Item 1.03        Bankruptcy and Receivership

On August 26, 2011, Nutrition 21, Inc. (the “Company”), on its behalf and on behalf of its wholly-owned subsidiaries, filed a voluntary petition for relief (the “Chapter 11 Petition”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United Sates Bankruptcy Court for the Southern District of New York (Case No. 11-23712) (the “Chapter 11 Case”).

The Chapter 11 Petition was filed, among other purposes, to enable the Company to pursue a sale of all or substantially all of its assets under Section 363 of the Bankruptcy Code.  The Company remains in possession of its assets and will continue to operate its business as a debtor-in-possession.  There can be no assurance that an asset sale referred to above will be consummated, or that any proceeds of such a sale would result in the Company being able to make distributions to holders of the Company’s Series J 8% Convertible Preferred Stock (the “Series J Preferred Stock”) or to holders of the Company’s common stock.

In connection with the filing of the Chapter 11 Petition, the Company entered into a Plan Support Agreement, dated as of August 26, 2011 (the “Plan Support Agreement”), with holders of  approximately 90% of the outstanding Series J Preferred Stock.  The Series J Preferred Stock is scheduled by its terms to be redeemed on September 11, 2011 for a cash payment by the Company of $17,750,000.  The Company does not currently have sufficient cash to meet this redemption payment.

Pursuant to the Plan Support Agreement, the holders of Series J Preferred Stock party thereto have agreed, subject to certain conditions, to vote in favor of a plan of reorganization proposed by the Company in respect of the Chapter 11 Case, so long as such plan is consistent with the term sheet attached as Exhibit A to the Plan Support Agreement setting forth material terms of a potential plan of reorganization (the “Plan Term Sheet”).  The Plan Term Sheet generally contemplates that the Company’s assets will be sold or liquidated and that the proceeds will be distributed to holders of claims and equity interests in accordance with the statutory distribution and priority scheme established by the Bankruptcy Code.  The Plan Term Sheet further contemplates that holders of the Company’s common stock will receive interests in a liquidating trust entitling such holders to distributions only after holders of the Series J Preferred Stock have been paid in full.  The Company believes that cash distributions on account of the Company’s common stock are unlikely.

The foregoing description of the Plan Support Agreement is qualified in its entirety by reference to the terms of the Plan Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference.

Item 2.04        Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Petition potentially may be viewed as constituting a “Triggering Event,” as defined in the terms of the Series J Preferred Stock.  Such an event, if it occurs, generally entitles each holder of Series J Preferred Stock to require the Company to redeem the Series J Preferred Stock held by such holder for cash equal to the “Triggering Redemption Amount” as defined in the terms of the Series J Preferred Stock, which total amount, as currently calculated, would equal at least $17,750,000.

The foregoing description of the terms of the Series J Preferred Stock is qualified in its entirety by reference to such terms as set forth in the Certificate of Amendment of the Company’s Certificate of Incorporation, a copy of which is attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2007.  The Company believes that, as a result of the filing of the Chapter 11 Petition, the holders of the Series J Preferred Stock cannot, as a general matter, exercise the above-referenced redemption right because, among other reasons, any demand for such redemption would be stayed as a result of the filing of the Chapter 11 Petition.

Press Release

On August 26, 2011, the Company issued a press release relating to the Chapter 11 Petition.  A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Plan Support Agreement, dated as of August 26, 2011

99.1	Press Release dated August 26, 2011 issued by Nutrition 21, Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements which are intended to fall within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  The words “believe,” “expect,” “anticipate,” “will” and other similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  These forward-looking statements are based largely on the Company’s current expectations and assumptions that are subject to a number of risks and uncertainties, including without limitation: the Company’s ability to make distributions on account of its Series J 8% Convertible Preferred Stock scheduled to mature on September 11, 2011 or its common stock; the outcome of the Chapter 11 process, including the Company’s ability to sell assets in a sale under Section 363 of the U.S. Bankruptcy Code, and whether any such sale would yield proceeds sufficient for distribution to holders of the Company’s preferred stock or common stock; the effect of the expiration of patents; regulatory issues; uncertainty in the outcomes of clinical trials; changes in external market factors; changes in the Company’s business or growth strategy or an inability to execute its strategy due to changes in its industry or the economy generally; the emergence of new or growing competitors; various other competitive factors; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including its Form 10-K for the year ended June 30, 2010.  Actual results could differ materially from the results referred to in the forward-looking statements.  In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this Current Report on Form 8-K will in fact occur.  Additionally, the Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc.
(Registrant)

Date: August 31, 2011	By:	/s/ Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Plan Support Agreement, dated as of August 26, 2011

99.1	Press Release dated August 26, 2011 issued by Nutrition 21, Inc.